UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 28, 2023

CERENCE INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39030	83-4177087
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Burlington Woods Drive, Suite 301A Burlington, MA	01803
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (857) 362-7300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	CRNC	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 28, 2023, in connection with certain recent changes to Securities and Exchange Commission rules and the Delaware General Corporation Law (the “DGCL”) and a periodic review of corporate governance matters, the Board of Directors (the “Board”) of Cerence Inc. (the “Company”) approved amendments to the Company’s Amended and Restated By-laws (the “Second A&R By-laws”), effective immediately.

The Second A&R By-laws, among other things:

•	Clarify the powers of the Board and chair of a stockholder meeting to prescribe rules and regulations for the conduct of the meeting;

•

Address matters relating to Rule 14a-19 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), including requiring: (a) the stockholder’s nomination notice to include information regarding the solicitation of proxies from stockholders; and (b) the stockholder to comply with Rule 14a-19 and provide reasonable evidence thereof prior to the stockholder meeting;

•	Provide that any stockholder soliciting proxies use a proxy card color other than white, which is reserved for the exclusive use of the Board;

•

Enhance the informational and procedural requirements in connection with stockholder proposals and stockholder director nominations, including: (a) requiring additional information about the stockholder making the director nomination or proposal; (b) requiring additional information about the stockholder proposed business and/or director nominee; (c) requiring certain updates to notices provided by the stockholder to the Company; and (d) providing that the number of nominees a stockholder may nominate for election at the meeting may not exceed the number of directors to be elected at such meeting;

•	Provide that any proxies received for disqualified or withdrawn Board nominees will be treated as abstentions;

•	Modify the provisions relating to adjournment procedures to reflect recent amendments to the DGCL;

•

Provide that, unless the Company consents in writing to the selection of an alternative forum, the federal district courts of the United States shall be the sole and exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act of 1933, as amended, the Exchange Act, or the respective rules and regulations thereunder; and

•

Make various updates throughout to conform to the DGCL and to make ministerial changes, clarifications (including changes to clarify the Company’s ability to conduct business by means of remote communication), and other conforming revisions.

The foregoing description of the Second A&R By-laws is qualified in its entirety by the full text of the Second A&R By-laws filed as Exhibit 3.1 hereto and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Description

3.1	Second Amended and Restated By-laws of Cerence Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CERENCE INC.

Date: May 4, 2023	By:	/s/ Stefan Ortmanns
	Name:	Stefan Ortmanns
	Title:	Chief Executive Officer